Prospectus Supplement

John Hancock Variable Insurance Trust

Small Cap Value Trust (the fund)

Supplement dated September 15, 2021 to the current Prospectus, as may be supplemented (the Prospectus)

Effective December 31, 2022 (the Effective Date), Timothy J. McCormack, CFA will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. McCormack will be removed from the Prospectus as of the Effective Date.

As of the Effective Date, Edmond C. Griffin, CFA and Shaun F. Pedersen will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

Small Cap Value Trust (the fund)

Supplement dated September 15, 2021 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective December 31, 2022 (the Effective Date), Timothy J. McCormack, CFA will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. McCormack will be removed from the SAI as of the Effective Date.

As of the Effective Date, Edmond C. Griffin, CFA and Shaun F. Pedersen will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the SAI and retain it for your future reference.